Prospectus
April 30, 2012, as supplemented December 5, 2012

International All Cap Equity Fund (HFNAX, HFNCX, HIEIX)
Strategic Income Fund (formerly known as Worldwide Income Fund) (HFAAX, HFABX, HFACX, HFAIX)

Henderson International All Cap Equity Fund	April 30, 2012, as supplemented December 5, 2012

Class A Shares	| Class C Shares	| Class I Shares
HFNAX	HFNCX	HIEIX
Henderson Strategic Income Fund
(formerly known as Henderson Worldwide Income Fund)
Class A Shares	| Class B Shares	| Class C Shares	| Class I Shares
HFAAX	HFABX	HFACX	HFAIX

Prospectus

The Henderson International All Cap Equity Fund’s investment objective is to achieve long-term capital appreciation primarily through investments in equities of non-US companies. The Henderson Strategic Income Fund’s investment objective is to seek total return through current income and capital appreciation.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Table of Contents

Fund Summaries
Henderson International All Cap Equity Fund	2
Henderson Strategic Income Fund	6
Additional Information about Investment Strategies and Risks	10
Management of the Funds	13
Description of Share Classes	15
How to Purchase, Exchange and Redeem Shares	22
Investor Services and Programs	28
Other Information	29
Financial Highlights	32
Additional Information	36

Fund Summary – International All Cap Equity Fund

Investment Objective
The Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-US companies.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” on pages 18-19 of the Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 53 of the Statement of Additional Information.

Shareholder Fees	Class A	Class C	Class I
(fees paid directly from your investment)	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(a)	1.00%(b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.86%	2.18%	0.34%
Total Annual Fund Operating Expenses	1.96%	4.03%	1.19%
Fee Waiver and/or Expense Reimbursement (c)	0.57%	1.89%	0.07%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.39%	2.14%	1.12%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	A contingent deferred sales charge (“CDSC”) of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(c)
The Funds’ adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.15% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement will remain in effect through July 31, 2020.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$708	$990	$1,293	$2,281
Class C	317	670	1,150	2,891
Class I	114	356	618	1,385

You would pay the following expenses if you did not redeem your shares:

	1-Year	3-Year	5-Year	10-Year
Class A	$708	$990	$1,293	$2,281
Class C	217	670	1,150	2,891
Class I	114	356	618	1,385

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests primarily in equity securities of non-US companies of all sizes. Under normal market conditions, at least 80% of its net assets will be invested in equity securities. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Non-US companies are broadly defined to include any company that meets one of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the US;
•	50% or more of its assets are located in a country other than the US; or
•	50% or more of its revenues are derived from outside of the US.

In choosing investments, the managers apply a fundamental, bottom-up approach. The managers generally seek companies which they believe can offer above average growth sustainably, or those whose growth has been underestimated by the market.

Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Japan and the markets of the Pacific Basin. However, selective investments may also be made in Latin America and in other parts of the world. The Fund may invest in emerging markets and may invest in new companies, both through initial public offerings and private placements.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Fund expects to use derivatives principally when seeking to hedge currency exposure using forward foreign currency contracts, or to gain exposure to equity securities using futures contracts on securities indices. However, the Fund may also purchase or sell other types of futures or forward contracts; options on futures contracts; exchange-traded and over-the-counter options; equity collars; equity-linked securities and equity swap agreements. There is no stated limit on the Fund’s use of derivatives. Recent legislation requires the Securities and Exchange Commission and Commodity Futures Trading Commission to establish new rules governing the derivatives markets that may impact the Fund’s use of derivatives.

The Fund generally sells a stock when, in the managers’ opinion, there is deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company’s outlook, if, in the managers’ opinion, a superior investment opportunity arises or to meet cash requirements. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not a principal consideration in choosing investments.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will seek to invest across countries, industry groups and/or securities.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect your investment include:

•
Market and Equity Securities Risk. The risk that the stock price of one or more of the companies in the portfolio of the Fund will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. To the extent that the Fund’s portfolio primarily consists of equity securities, it is expected that the Fund’s net asset value (NAV) will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

•
Smaller and Less Seasoned Companies Risk. The risk that the Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may be more volatile than those of larger, more established companies.

•
Foreign Investments Risk. The risks of investing outside the U.S. include currency fluctuations, economic or financial insolvency, a lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

•
Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•
Non-Diversification Risk. The risk that, because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting one or more of those issuers than is a diversified fund.

•
Frequent Trading Risk. The risk that frequent buying and selling of investments will involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains, which could adversely affect the after tax return on your investment in the Fund. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The Fund’s portfolio turnover rate may be 100% or more.

•
Geographic Focus Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

•
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) are not liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON or 866.343.6337.

The annual returns in the bar chart which follow are for the Class I shares.

During the three-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 30.94% and (21.80)% for the quarters ended June 30, 2009 and September 30, 2011, respectively.

Average Annual Total Returns for periods ended December 31, 2011	1 Year	Since Inception
(including maximum sales charges)%		%
CLASS I (Inception 1/31/08)
Return Before Taxes	(18.04)	(6.24)
Return After Taxes on Distributions	(18.25)	(6.75)
Return After Taxes on Distributions and Sale of Fund Shares	(10.66)	(5.37)
CLASS A (Inception 12/31/10)
Return Before Taxes	(22.91)	(7.89)
CLASS C (Inception 12/31/10)
Return Before Taxes	(17.84)	(6.89)
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	(11.73)	(5.73)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class I Shares. The after-tax returns of the Class A and Class C Shares will vary from those shown, because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Brian O’Neill, Senior Investment Manager, Portfolio Manager, has been a member of the Fund’s portfolio management team since July 2011.
•	Yu-Jen Shih, CFA, Fund Manager of International Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since July 2011.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary – Strategic Income Fund

Investment Objective
The Fund’s investment objective is to seek total return through current income and capital appreciation.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchase of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions – Class A Shares” and “Sales Charge Waivers – Class A Shares” on pages 18-19 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 53 of the Statement of Additional Information.

Shareholders fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Class I Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None(a)	5.00%(b)	1.00%(c)	None

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Management Fees (d)	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.61%	0.63%	0.62%	0.69%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.42%	2.19%	2.18%	1.25%
Fee Waiver and/or Expense Reimbursement (e)	0.31%	0.33%	0.32%	0.39%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%	1.86%	1.86%	0.86%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	The CDSC payable upon redemption of Class B shares declines over time.
(c)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(d)	Effective June 1, 2011, the management fees changed.
(e)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.85% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement shall terminate upon the earlier of the termination of the Advisory Agreement or July 31, 2020.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. The expense example also reflects the conversion of Class B shares to Class A shares after 8 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$583	$811	$1,058	$1,840
Class B	589	885	1,107	2,060
Class C	289	585	1,007	2,258
Class I	88	275	478	1,163

You would pay the following expenses if you did not redeem your shares:
	1-Year	3-Year	5-Year	10-Year
Class A	$583	$811	$1,058	$1,840
Class B	189	585	1,007	2,060
Class C	189	585	1,007	2,258
Class I	88	275	478	1,163

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities (including lower-quality securities or “junk bonds”) including foreign investment grade debt (including developed market government bonds), emerging market debt, international and domestic high yield debt, US investment grade corporate debt, US government debt securities and Floating Rate Notes (“FRNs”). The Fund may also invest in dividend-paying equity securities of companies domiciled in the US or abroad. The managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. Under normal circumstances, the managers intend to invest at least 40% of the Fund’s net assets outside of the United States and in at least three different countries. A security is deemed to originate in a country if one or more of the following tests are met:

■	the company is organized in or its primary business office or principal trading market of its equity are located in the country
■	a plurality of the company’s assets are located in the country
■	a plurality of the company’s revenues are derived from the country

The managers use a process that combines a bottom-up approach to individual security selection rooted in thorough independent research with a macro-economic overlay that determines appropriate country, asset sector, currency and industry exposure.

In their bottom-up approach, the managers use both qualitative and quantitative credit analysis to consider a variety of factors, including the issuer’s:

■	experience and managerial strength
■	debt service capability
■	operating outlook
■	sensitivity to economic conditions
■	current financial condition
■	liquidity and access to capital
■	asset protection
■	structural issues
■	covenant protection
■	equity sponsorship

The managers perform credit analysis and meet with prospective and purchased debt issuers. They also work closely with a team of analysts to search for the most appropriate securities to include in the Fund’s portfolio. Sector, regional and industry allocations are evaluated within a broader economic and market context and involve:

■	Evaluation of the economic and interest rate environment that determines asset sector allocation and quality mix
■	Evaluation of country and regional economic environment to support country allocation decisions
■	Analysis of industry weightings including stability and growth of industries, cash flows and/or positive equity momentum

The Fund will generally consider selling a security when, in the managers’ opinion, there is significant deterioration in company fundamentals, an inability to maintain open communication with management, a change in business strategy, a change in issuer-specific business outlook, realization of anticipated gains, or a failure by the issuer to meet operating/financial targets. The Fund may also consider selling a security if, in the managers’ opinion, a superior investment opportunity arises.

The Fund may use bank borrowings to increase the amount of money the Fund can invest. This strategy is called leverage. The Fund may borrow money to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), currently up to 33 1/3% of its total assets, including the amount borrowed.

Securities in which the Fund may invest include: all types of bonds, debentures, mortgage-related and other asset-backed securities, investment grade debt securities, high yield securities, US Government securities, foreign securities, derivatives, distressed securities and emerging market debt securities, subordinated bank debt, private placements and FRNs. The Fund has no specific range with respect to the duration of the fixed income securities it may invest in. The Fund also may invest up to 30% of its net assets in equity and equity-related securities such as convertibles and debt securities with warrants and may invest up to 15% of its net assets in illiquid securities. The Fund has no policy limiting the currency in which foreign securities may be denominated.

The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Fund expects to use derivatives principally when seeking to hedge currency exposure using forward foreign currency contracts or to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements. However, the Fund may also purchase or sell other types of derivative instruments. There is no stated limit on the Fund’s use of derivatives. Recent legislation requires the Securities and Exchange Commission and Commodity Futures Trading Commission to establish new rules governing the derivatives markets that may impact the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect your investment include:

■
High Yield Securities Risk. High yield securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

■
Credit/Default Risk. The risk that one or more debt securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

■
Market Risk. The risk that deteriorating market conditions might cause a general weakness in the market that reduces the overall value of debt securities in the market. Developments in a particular class of debt securities or the stock market could also adversely affect the Fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the Fund emphasizes debt securities from any given industry, it could be hurt if that industry does not do well. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal and interest payments when due than an investment grade issuer. The prices of high yield securities are generally more volatile and sensitive to actual or perceived negative economic developments than investment grade securities. The Fund may also invest in equity securities. Equity investments, such as common stocks, are subject to greater fluctuations in market value than other asset classes as a result of factors such as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

■
Issuer Risk. The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The price of high yield securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities and is, therefore, more volatile and sensitive to actual or perceived negative developments affecting an issuer.

■
Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the Fund’s income.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

■
Liquidity Risk. Liquidity of individual debt securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. High yield debt securities tend to be less liquid than higher-rated securities.

■
Leverage Risk. The Fund may borrow money to the extent permissible under the 1940 Act, currently up to 331/3% of its total assets, including the amount borrowed. This leverage creates risks not associated with unleveraged funds having a similar investment objective and may adversely affect the return to shareholders of the Fund, including: the likelihood of greater volatility of net asset value; fluctuations in the interest rates on borrowings and short-term debt; increased operating costs, which may reduce the Fund’s total return; and the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowings remain fixed. Since the Fund pays the adviser based on the Fund’s averaged managed assets, which include the proceeds of any leverage, the adviser’s fee will be higher if the Fund is leveraged and the adviser will have an incentive to leverage the Fund.

■
Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, a lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

■
Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) are not liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

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Frequent Trading Risk. The risk that frequent buying and selling of investments will involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains, which could adversely affect the after tax return on your investment in the Fund. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The Fund’s portfolio turnover rate may be 100% or more.

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Smaller and Less Seasoned Companies Risk. The risk that the Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may be more volatile than those of larger, more established companies.

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

During the eight-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 24.81% and (24.95)% for the quarters ended June 30, 2009 and December 31, 2008, respectively.

Average Annual Total Returns for periods ended December 31, 2011(a)	1 Year	5 Years	Since Inception
(including maximum sales charges)%		%	%
CLASS A (Inception 9/30/03)
Return Before Taxes	(4.70)	0.06	4.02
Return After Taxes on Distributions	(6.32)	(1.59)	2.08
Return After Taxes on Distributions and Sale of Fund Shares	(2.98)	(0.88)	2.32
CLASS B (Inception 9/30/03)
Return Before Taxes	(4.69)	0.14	3.92
CLASS C (Inception 9/30/03)
Return Before Taxes	(0.80)	0.19	3.81
CLASS I (Inception 4/29/11)
Return Before Taxes	0.12	1.05	4.64
Barclays Capital Global Aggregate Bond Index [ex US MBS] (reflects no deductions for fees, expenses or taxes)	5.56	6.42	5.74
50% Merril | Lynch Global High Yield Index (USD Hedged)/
50% Merrill Lynch Global Broad Market Corporate Index (USD Hedged) (reflects no deductions for fees, expenses or taxes)	4.13	6.58	6.75

(a)
The performance for Class I shares for the period prior to April 29, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class B, C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	John Pattullo, Portfolio Manager, has been a member of the Fund’s portfolio management team since December, 2008.
•	Jenna Barnard, CFA, Portfolio Manager, has been a member of the Fund’s portfolio management team since December, 2008.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A, Class B and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open. The Fund will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds either through a financial advisor, financial intermediary or directly through the Fund.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information about Investment Strategies and Risks

Investment Strategies

Please see the section entitled “Principal Investment Strategies” in the “Fund Summaries” above, for a complete discussion of each Fund’s principal investment strategies.

All Funds:

Temporary Defensive Investments. As a temporary measure for defensive purposes, each Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or hold cash. A Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to a Fund’s primary investments when the managers believe it is advisable to do so, to meet anticipated levels of redemption or when adverse market, economic or political conditions exist. Each Fund will normally invest a portion of its portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit a Fund’s ability to meet its investment objective.

Investment Risks

Please see the section entitled “Principal Investment Risks” in the “Fund Summaries” above, for a complete discussion of each Fund’s principal investment risks.

Both Funds:

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Common Stock Risk. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The Funds may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the managers’ assessment of the prospects for a company’s earnings growth is wrong, or if the managers’ judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the managers have placed on it.

Companies whose stock the managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the managers have placed on it.

■	Foreign Investments. Foreign investments involve special risks, including:

■
Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Foreign currencies may be affected by foreign tax laws, governmental administration or monetary policies, trading and relations between nations. Foreign currencies are also subject to settlement, custodial and other operational risks.

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Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases. In addition, emerging market countries lack the social, political and economic stability of developed countries, which may affect the value and liquidity of a Fund’s investments. Examples of events that may affect values are disruptions due to work stoppages, extended closings of stock markets, governmental actions and armed conflicts.

Additional Information about Investment Strategies and Risks

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Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S.

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Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the U.S. In addition, the laws of emerging market countries relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the U.S.

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Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, the managers may at times find it difficult to value a Fund’s foreign investments.

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Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve greater risk of loss and trading improprieties, delays in payment, delivery or recovery of money or investments, which could affect the liquidity of each Fund’s assets.

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Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund.

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Emerging Markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S. traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain “qualified foreign corporations” may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional US tax considerations may apply to a Fund’s foreign investments, as described in the statement of additional information (SAI).

Each Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, and Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are traded on foreign exchanges and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include, among other things, market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

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Defensive Investment Strategies. Each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) as described on the previous page. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective. A Fund’s defensive investment position may not be effective in protecting its value.

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Securities Loans. Each Fund may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets (taken at market value at the time of such loan), with a view to realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters that the Adviser believes might materially affect the investment. The Fund may also call such loans in order to sell the securities involved.

Additional Information about Investment Strategies and Risks

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Impact of Actions by Other Shareholders. Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause a Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax.

Strategic Income Fund:

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REIT Risk. The Fund may invest in REITs. Investing in REITs involves many of the same risks associated with direct ownership of real estate, including: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by borrowers. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act. Dividends received by the Fund from REITs are not expected to qualify for federal income tax purposes as qualified dividend income when distributed by the Fund. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases market risk.

■	Inflation Risk. The risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money.

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Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the portfolio’s current earnings rate.

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Zero-Coupon Bonds Risk. Zero coupon bonds are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. Lower quality zero coupon bonds are generally subject to the same risks as high yield securities. The Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment.

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Overweighting in Certain Market Sectors Risk. The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the managers’ perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund’s net asset value.

Changes in Policies and Additional Information

Changes in Policies. The Funds’ Board of Trustees (“Board”) may change a Fund’s investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. With respect to the International All Cap Equity Fund’s policy to invest at least 80% of its net assets in equity securities and the Strategic Income Fund’s policy to invest at least 80% of its net assets in income producing securities, each Fund will give its respective shareholders at least 60 days notice of any changes to the applicable policy.

Additional Information on Investment Strategies and Risks. Each Fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of such Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds’ SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)

Disclosure of Portfolio Holdings The SAI includes a description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings. Each Fund publicly discloses its portfolio holdings monthly on its website at http://www.hendersonglobalinvestors.com.

Management of the Fund

Investment Adviser and Subadviser

Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, IL, 60611, referred to herein as “the Adviser,” serves as each Fund’s investment adviser. Henderson Investment Management Limited, 201 Bishopsgate, London, UK EC2M 3AE, referred to herein as “Henderson,” is the subadviser for the International All Cap Equity Fund. The Adviser and Henderson are indirect, wholly-owned subsidiaries of Henderson Group plc and, together with their subsidiaries, are referred to as “Henderson Global Investors” in this Prospectus.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a multi-skill, multi-asset management business with a worldwide distribution network.

The Adviser provides services and facilities to the Funds. The International All Cap Equity Fund pays the Adviser a monthly fee at an annual rate of the Fund’s average daily net assets as set forth below:

0.85% for the first $250 million;
0.80% for the next $250 million;
0.75% for the next $500 million; and
0.65% over $1 billion.

For the most recent fiscal year, the International All Cap Equity Fund paid the Adviser an amount equal to 0.85% of the Fund’s average net assets, taking into account the expense limitations and/or fee waivers then in effect.

Effective June 1, 2011, the Strategic Income Fund pays the Adviser a monthly fee at an annual rate of the Fund’s average managed assets as set forth below1:

0.55% for the first $1 billion;
0.50% for the next $500 million; and
0.45% on the balance thereafter.

Prior to June 1, 2011, the Strategic Income Fund paid the Adviser a monthly fee at an annual rate of the Fund’s average managed assets as set forth below:

0.75% for the first $1 billion;
0.70% for the next $500 million; and
0.65% on the balance thereafter.

1
The fee is based upon the Fund’s average managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund’s average managed assets, which include the proceeds of any leverage, the Adviser’s fee will be higher if the Fund is leveraged.

For the most recent fiscal year, the Strategic Income Fund paid the Adviser an amount equal to 0.64% of the Fund’s average managed assets, taking into account the expense limitations and/or fee waivers then in effect.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds’ Semi-Annual Report dated June 30, 2011.

Portfolio Managers

International All Cap Equity Fund

The Fund is managed by a team of Portfolio Managers. Brian O’Neill, Senior Investment Manager, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in April 2011 and has over 41 years of investment management experience. Prior to joining Henderson Global Investors, Mr. O’Neill was a Senior Investment Manager in Global Equities at Gartmore Group Limited since 1981.

Management of the Fund

Mr. Yu-Jen Shih, CFA, Fund Manager of International Equities, is a Portfolio Manager of the Fund. He joined Henderson Global Investors in 2007 and has over 14 years of investment management experience across international markets.

Strategic Income Fund

John Pattullo is a Portfolio Manager of the Fund. Mr. Pattullo is Head of Retail Fixed Income with responsibility for fixed income portfolios investing in investment grade and higher yielding fixed income securities. He joined Henderson Global Investors in 1997 and has more than 19 years of experience in the industry.

Jenna Barnard, CFA, is a Portfolio Manager of the Fund. Ms. Barnard is Director of Retail Fixed Income responsible for fixed income portfolios investing in investment grade and higher yielding fixed income securities. Ms. Barnard joined Henderson Global Investors in 2002 and has more than 10 years of experience in the industry.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securites in the applicable Fund.

Description of Share Classes

The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares.

The International All Cap Equity Fund offers Class A, Class C and Class I shares through this Prospectus. The Strategic Income Fund offers Class A, Class B, Class C and Class I shares through this Prospectus. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares and the level of services you receive from your financial adviser. Here is a summary of the differences among the Classes of shares:

Class A Shares (both Funds)

■	front end sales charge. There are several ways to reduce these sales charges (See “Applicable Sales Charge – Class A Shares” and “Sales Charge Reductions – Class A Shares”)
■	lower annual expenses than Class B and Class C shares
■	no CDSC, except purchases over $1 million for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within one year of investment
■	Class A shares pay distribution fees up to a maximum of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under “Sales Charge Waivers – Class A Shares.”

Class B Shares (Strategic Income Fund only)
■	higher annual expenses than Class A and Class I shares
■	a CDSC on shares you sell within six years of purchase but CDSC is waived for certain types of redemptions
■	automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses
■
Class B shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

The Fund does not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds.

The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and for any reason.

Class C Shares (both Funds)
■	no front end sales charge. All your money goes to work for you right away
■	individual purchase transactions are limited to amounts less than $1,000,000
■	a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter. CDSC is waived for certain types of redemptions
■	shares do not convert to another Class
■	higher annual expenses than Class A and Class I shares
■
Class C shares pay distribution and service fees up to a maximum of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

Class C shares are not intended for purchase in amounts equal to or greater than $1,000,000. You and/or your financial adviser are responsible for ensuring that your investment in Class C shares does not exceed those limits. The Funds cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class C shares to exceed the limits imposed on individual transactions.

Description of Share Classes

Class I Shares (both Funds)

■	no front end sales charge. All your money goes to work for you right away
■	lower annual expenses than Class A, Class B and Class C shares
■	no CDSC

Class I Shares are available for purchase by:

■	Endowments, foundations, non-profit organizations, charitable trusts, corporations and high net worth individuals using a trust or custodial platform
■	Public entities, including state, county, city or instrumentality, department authority or thereof
■	Certain financial intermediaries that charge their customers transaction fees with respect to their customer investments in the Fund
■
Investors participating in wrap fee or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers or other financial institutions that have entered into agreements with a Fund or its affiliates for that purpose.

■
Employer-sponsored retirement or benefit plans defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a “rabbi” trust provided that the plan’s assets are at least $1,000,000 and the shares are held in an omnibus account on the Fund’s records. A Fund or its affiliates may enter into agreements with specific providers of retirement plan service programs that establish a lower threshold for eligibility

■	Other investment companies that have an agreement a the Fund or its affiliates for that purpose
■	Current or former Trustees of the Funds or a member of their immediate family
■	Current and former employees of the Adviser or its affiliates or their immediate families

Each investor’s financial considerations are different. You should read this section carefully and consult your financial adviser to help you understand the different investor services available under each available Class of shares and the differences in pricing, which affect the return on your investment, to help you decide which share Class is best for you. Not all financial intermediaries offer all classes. Factors you may wish to consider in choosing a Class of shares include, but are not limited to, the following:

■	how long you expect to own the shares
■	how much you intend to invest
■	total expenses associated with owning shares of each Class including sales charges, as applicable, and the level of Class expenses
■	whether you qualify for any reduction or waiver of sales charges
■	whether you plan to take any distributions in the near future
■	availability of share Classes
■	how share Classes affect payments to your financial adviser

Please see the heading “Contingent Deferred Sales Charge” for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Funds with “shelf space” or access to a third party platform or fund offering list, or other access to promote sales of shares of the Funds including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting access to the third party firm’s sales force; granting access to the third party firm’s conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of a Fund. These payments are often referred to as “revenue sharing” payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. These payments may differ for each fund of Henderson Global Funds, including within the same intermediary and across intermediaries, or within the same fund at the same intermediary. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Description of Share Classes

The Funds may reimburse the Adviser for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from a Fund.

The Funds may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they affect transactions through them.

Applicable Sales Charge – Class A Shares

You can purchase Class A shares at the NAV per share plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge* as Percentage of:		Dealer Reallowance as a Percentage
Amount of Purchase	Offering Price	Net Amount Invested	of the Offering Price
International All Cap Equity Fund
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but
less than $100,000	4.75%	4.99%	4.50%
$100,000 but
less than $250,000	4.00%	4.17%	3.75%
$250,000 but
less than $500,000	3.00%	3.09%	2.75%
$500,000 but
less than $1,000,000	2.20%	2.25%	1.95%
$1,000,000 or more	None**	None**	None***
Strategic Income Fund
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but
less than $100,000	4.50%	4.71%	4.00%
$100,000 but
less than $250,000	3.50%	3.63%	3.00%
$250,000 but
less than $500,000	2.50%	2.56%	2.25%
$500,000 but
less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None**	None**	None***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
**	No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.
***
Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Sales Charge Waivers – Class A Shares” are not eligible for sales commissions on purchases of $1 million or more.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker or financial adviser or the Adviser for assistance.

Description of Share Classes

Sales Charge Reductions – Class A Shares

You may qualify for reduced sales charges in the following cases:

■
Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in any of the Henderson Global Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds’ custodian will hold such amount in shares in escrow. The custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Reinvested dividends and capital gains will count towards fulfillment of the Letter of Intent.

■
Rights of Accumulation. The value of eligible accounts across all Henderson Global Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart on the previous page). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren, father-in-law, mother-in-law and partnerships created through civil unions. Eligible accounts include:

■	Individual accounts
■	Joint accounts between the individuals described above
■	Certain fiduciary accounts
■	Single participant retirement plans
■	Solely controlled business accounts

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of a Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 3.50% for the Strategic Income Fund and 4.00% for the International All Cap Equity Fund, rather than the 4.75% for the Strategic Income Fund and 5.75% for the International All Cap Equity Fund normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A sales charge, investments will be valued at their current offering price or the public offering price originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund’s shares.

This information is available, free of charge, on the Funds’ website. Please visit www.hendersonglobalinvestors.com (click on the link titled “Sales Charge Information” in the Mutual Funds section). You may also call 866.3Henderson (or 866.343.6337) or consult with your financial adviser.

Sales Charge Waivers – Class A Shares

The Funds will waive the initial sales charge on Class A shares for the following types of purchases:

1.	Dividend reinvestment programs

Description of Share Classes

2.	Purchase by any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets or otherwise

3.	Reinvestment by a shareholder who has redeemed shares in a Fund and reinvests in that Fund or another Henderson Global Fund, provided the reinvestment is made within 180 days of the redemption

4.	Purchase by a unit investment trust registered under the 1940 Act, which has shares of the Fund as a principal investment

5.
Purchase by a financial institution purchasing Class A shares of a Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by Foreside Fund Services, LLC, the Funds’ distributor (“Distributor”)

6.
Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent

7.
Purchases of an employer-sponsored retirement or benefit plan defined in Section 401(a), 401(k), 403(b) or 457 of the Code or a “rabbi trust” provided that there are at least 100 employees eligible to participate in the plan

Employer-sponsored retirement plans that invested in Class A shares without any sales charge before November 30, 2006, and that continue to meet the eligibility requirements in effect as of the date of the initial purchase, may continue to purchase Class A shares without any sales charge

Please note that the Funds or their affiliates may enter into agreements with specific providers of retirement plan service programs, that establish a lower threshold for eligibility

8.
Purchase by employees of an entity with a selling agreement with the Distributor to sell the Funds’ shares and any member of the immediate family (including a spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships)

9.	Purchases by a registered management investment company that has an agreement with the Adviser or Distributor for that purpose

Investors who qualify under any of the categories described above should contact their brokerage firms. For further information on sales charge waivers, call 866.3Henderson (or 866.343.6337).

Applicable Sales Charge – Class B Shares (Strategic Income Fund only)

You pay no initial sales charge if you purchase Class B shares. However, a CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for Class B Shares is set forth under “Contingent Deferred Sales Charge.”

Brokers that initiated and were responsible for purchases of such Class B shares of the Fund may have received a sales commission at the time of sale of up to 4.00% of the purchase price of Class B shares of the Fund.

Conversion Feature — Class B Shares:

■	Class B shares of the Fund automatically convert to Class A shares of the Fund eight years after you acquired such shares. See the CDSC Aging Schedule under “Contingent Deferred Sales Charge.”
■	After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.
■	You will not pay any sales charge or fees when your shares convert into Class A shares of the Fund, nor will the transaction be subject to federal income tax.
■	The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.
■
If you exchange Class B shares of the Fund for Class B shares of another Henderson Global Fund, your holding period (for purposes of the CDSC only) will be calculated from the time of your original purchase of Class B shares. This type of exchange, however, may result in the recognition of a gain or loss for federal income tax purposes.

The Board may suspend the automatic conversion of Class B shares to Class A shares for legal reasons or in the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B shares are convertible.

Applicable Sales Charge – Class C Shares

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

Brokers that initiate and are responsible for purchases of such Class C shares of that Fund may receive a sales commission at the time of sale of up to 1.00% of the purchase price of Class C shares of the Fund.

Description of Share Classes

Contingent Deferred Sales Charge (CDSC)

You pay a CDSC when you redeem:

■	Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1 million within one year of purchase
■	Class B shares within six years of purchase
■	Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%. The CDSC schedule for Class B shares is set forth as follows:

Years Since Purchase	CDSC
First	5.00%
Second	4.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh and thereafter	0.00%

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B or Class C shares of another Fund of which you may have exchanged for Class B or Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Henderson Global Fund from the date you acquired the original shares of the other Henderson Global Fund.

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). After the initial purchase, the investor acquired 100 additional shares through dividend reinvestment. If, during the third year since purchase, the investor then makes one redemption of 500 shares when the shares have a NAV of $12 per share (resulting in proceeds of $6,000; i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).

CDSC Waivers

The Funds will waive the CDSC payable upon redemptions of shares for:

■	death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability
■
benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

■
minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan

■	withdrawals under a Fund’s systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan
■	redemptions initiated by the Funds
■	redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper

Description of Share Classes

CDSC Aging Schedule

As discussed above, certain investments in Class A, Class B and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A, Class B or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be based either on your original purchase price or the then current NAV of the shares being sold, whichever is lower. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

Conversion Feature

You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain eligibility requirements are met. Your shares may be automatically converted under certain circumstances. Generally, Class B and Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares of the Fund may be converted to Class A shares of the Fund or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different share class of the Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

Distribution and Service Fees

The Funds have adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the marketing, sale and distribution of a Fund’s shares and/or for providing shareholder services. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

■	Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Fund
■	Class B and Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of the Fund.

In the case of Class B and Class C shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing sales commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class B and Class C shares and up to 0.75% for distribution for Class B and Class C shares. The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A shares.

How to Purchase, Exchange and Redeem Shares

You may purchase, exchange and redeem Class A, Class C and Class I shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption “Investor Services and Programs.” The Funds reserve the right to modify the following policies at any time and to reject any investment for any reason.

The Strategic Income Fund will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds. Class B shares and exchanges of such shares are subject to the applicable minimums below.

The Funds reserve the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and for any reason.

How to Purchase Class A, Class C and Class I Shares

Initial Purchase

Investment Minimums for Class A, Class B and Class C:

Type of Account	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Investment Minimums for Class I Shares:

Please contact your individual consultant, financial intermediary, plan administrator or third party record-keeper for minimum investment requirements.

Except as noted below, the Funds requires that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, a Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety days of the notice from a Fund.

The Funds may be limited in its ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Fund expects that financial intermediaries will comply with the Fund’s investment requirements including applicable investment minimums. In the event the Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at anytime.

Initial investment minimums do not apply to investments made by the Trustees of the Funds and current and former employees of the Adviser, its affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Funds reserve the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the Funds’ share Class are appropriate for you. In addition, consider the Fund’s investment objective, principal investment strategies and principal risks as well as factors listed under “Description of Share Classes” to determine whether the Fund is appropriate for your situation and, if so, which share Class is most appropriate for your situation.

How to Purchase, Exchange and Redeem Shares

Opening Your Account

You can open a new account in any of the following ways:

■	Financial Adviser or Financial Intermediary. You can establish an account by having your financial adviser or financial intermediary process your purchase.
■	Complete the Application. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

Regular Mail
Henderson Global Funds
PO Box 8391
Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3Henderson (or 866.343.6337)

Current shareholders may open a new identically registered account by one of the following methods:

■	Telephone Exchange Plan. You may exchange $500 or more from your existing account to another Henderson Global Fund account.

■	Wire. Call 866.3Henderson (or 866.343.6337) to arrange for this transaction:

State Street Bank and Trust Company
Attn: Mutual Funds
Boston, MA 02110
ABA # 0110-0002-8
Attn: Henderson Global Funds
Deposit DDA #9905-541-0
FBO: (please specify the Fund name, account number and name(s) on account)

You must be a US citizen or an alien residing in the US or a US Territory with a valid US Taxpayer Identification Number to open an account. Entities must be based in the US or a US Territory and have a valid US Taxpayer Identification Number to open an account.

Under limited circumstances, the Funds reserve the right to sell shares to persons residing outside the US and its territories. US citizens living abroad may establish accounts with the Henderson Global Funds. If you are attempting to open an account with a financial intermediary, your account must be established manually prior to placing any investments. Please have a representative of the financial intermediary fax full account registration instructions to our shareholder services department. These instructions should include the following information:

■	Account Registration
■	Dealer Number
■	Branch and Rep Number
■	Dealer Account Number (BIN)
■	Matrix level
■	Cash/Reinvest Option

Shareholder Services will contact the financial intermediary when the account has been established and is ready for investment. Orders received prior to this confirmation will not be considered complete and will not be eligible for pricing.

The Funds do not accept foreign correspondent or foreign private banking accounts.

Cost Basis Reporting

Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares. If you acquire and hold shares directly through the Henderson Global Funds and not through a Financial Intermediary, the Funds will use

How to Purchase, Exchange and Redeem Shares

a default average cost basis methodology for tracking and reporting your cost basis on post effective date shares, unless you request, in writing, another cost basis reporting methodology.

Please note that if you elect to change your cost basis method to or from average cost the request must be in writing.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

Adding to Your Account

There are several easy ways you can make additional investments to any Henderson Global Fund in your account:

■	ask your financial adviser or financial intermediary to purchase shares on your behalf
■	send a check with the returnable portion of your statement
■	wire additional investments through your bank using the wire instructions as detailed above
■
authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse (ACH). You may elect this privilege on your account application or through a written request

■	exchange shares from another Henderson Global Fund
■	through an Automatic Investment Plan (please see “Investor Services and Programs – Purchase and Redemption Programs” for details)

How to Exchange Shares

You can exchange your shares for shares of the same Class of other Henderson Global Funds at NAV by having your financial adviser or financial intermediary process your exchange request or by contacting shareholder services directly.

Please note that a share exchange is a taxable event for federal income tax purposes.

To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

The Henderson Money Market Fund no longer accepts new or subsequent investments, as well as exchanges into the Fund.

You can exchange your shares of the Henderson Money Market Fund for shares of the same Class of other Henderson Global Funds on any day when both the New York Stock Exchange (NYSE) and the Federal Reserve Bank are open. The Federal Reserve Bank is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran’s Day. On these holidays, you will not be able to exchange shares of the Henderson Money Market Fund because the Federal Funds wiring does not occur on these holidays.

How to Redeem Shares

You may redeem your shares either by having your financial adviser or financial intermediary process your redemption or by contacting shareholder services directly. A Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. “Good order” means shareholder services has received your request with the name of your Fund, your account number and the number of shares or dollar amount to be sold, as described below for redemptions processed by telephone or mail.

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, a Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

How to Purchase, Exchange and Redeem Shares

Redeeming Through Your Financial Adviser or Financial Intermediary

You can request your financial adviser or financial intermediary to process a redemption on your behalf. Your financial adviser or financial intermediary will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

Redeeming Directly Through Shareholder Services

■
By Telephone. You can call shareholder services at 866.3Henderson (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

■	By Mail. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

Regular Mail
Henderson Global
Funds PO Box 8391
Boston, MA 02266-8391

Overnight Mail
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3Henderson (or 866.343.6337)

■
By Wire and/or ACH. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Proceeds sent via ACH will arrive in 2-3 business days with no additional fee.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

Signature Guarantee / Additional Documentation

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

■	You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary
■	You want to redeem more than $200,000 in shares
■	You want your redemption check mailed to an address other than the address on your account registration
■	Your address of record was changed within the past 30 days
■	You want to redeem shares, and you instruct a Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account
■
Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

■	You want the check made payable to someone other than the account owner

Other Considerations

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds do not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Funds reserve the right to reject or restrict any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Henderson Global Fund, the Henderson Global Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, that Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption

How to Purchase, Exchange and Redeem Shares

proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed shareholders may still place an order to redeem their shares.

Anti-Money Laundering Laws. The Funds are required to comply with certain federal anti-money laundering laws and regulations. The Funds may be required to “freeze” the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Funds may be required to transfer the account or the proceeds of the account to a government agency.

Frequent Purchases and Redemptions of Fund Shares. The Funds are designed for long-term investors and discourages short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Funds receives purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds making it more difficult to identify and eliminate market timers. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by an intermediary, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. In certain instances, intermediaries may be unable to implement those policies or may not be able to implement them in the same manner as the Funds due to system or other constraints or issues. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Fund cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Funds.

As noted above, under “Other Considerations—Right to Reject or Restrict Purchase and Exchange Orders,” the Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to a Fund and its shareholders, the Fund may, at the Fund’s sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common or related ownership or control.

The Funds’ Board has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Fund include: reviewing significant or unusual transactions or patterns of activity and fair valuing a Fund’s investments when appropriate (see “Other Information – Pricing of Fund Shares” below). Pursuant to these policies, if an investor (through one or more accounts) makes more that one “material round-trip” in any 90 day period, their future buy orders, including exchange buy orders, may be rejected.

For these purposes, a “round trip” is defined as a purchase or exchange into a Fund followed by a sale or exchange out of the same Fund, or a sale or exchange out of a Fund followed by a purchase or exchange into the same Fund effected within 30 days. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on a Fund.

The following transactions generally are exempt from the market timing and excessive trading policy described above because the Funds believe they generally do not raise market timing or excessive trading concerns:

■
Transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividend or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums);

■
Transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

■	Transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in model portfolio.
■	Transactions by registered investment companies that invest in the Funds using a “fund-of-funds” structure.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders in making any such judgments.

In addition, a financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund’s consent or direction to undertake those efforts, but the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Funds’ ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

How to Purchase, Exchange and Redeem Shares

Your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.

You are permitted to make exchanges between shares of any class of a Fund with shares of the same class of another Henderson Global Fund; however, the exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, a Fund may suspend or permanently terminate the exchange privilege of any investor who appears to be engaged in short-term or excessive trading. An exchange is any exchange out of one Henderson Global Fund into another Henderson Global Fund.

Reinstatement Privilege. Once a year, you may decide to reinstate Class A, Class B or Class C shares that you have redeemed within the past 180 days. You must send a letter to shareholder services, stating your intention to use the reinstatement privilege, along with your investment. For purposes of determining the amount eligible for reinstatement, the shares will be valued at either the public offering price originally paid or the NAV on the date of redemption, whichever is higher. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares where a CDSC was charged will be reinvested into Class A shares. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

In-Kind Distributions. The Funds reserve the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In-kind distributions are taxable in the same manner as cash distributions for federal income tax purposes. In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Funds have elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of a Fund’s net assets, whichever is less.

Investor Services and Programs

As a shareholder of a Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

■	Dividend and net capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified)
■	Dividend distributions in cash; net capital gain distributions reinvested in additional shares of the same Fund
■	Dividend and net capital gain distributions in cash
■	Dividend and net capital gain distributions reinvested in additional shares of another Henderson Global Fund of your choice.

As a shareholder of a Fund, you have available to you a number of services and investment programs.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. See “Other Information- Distributions-Undeliverable Distributions.” Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Purchase and Redemption Programs

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class B, Class C and Class I shares without extra charge.

Automatic Investment Plan (Class A, Class C and Class I shares only). You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

Automatic Exchange Plan. If you have an account balance of at least $5,000 in any Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in a Fund for shares of the same Class of other Henderson Global Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Henderson Global Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

Reinvest Without a Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of any Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Henderson Global Fund.

Systematic Withdrawal Plan. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For Class B and Class C shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the plan at any time on five business days notice.

Other Information

Pricing of Fund Shares
The price of each Class of a Fund’s shares is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, a Fund values its assets at current market values, or at a fair value, if current market values are not readily available.

Current market values may be considered to be not readily available for a security under certain circumstances, including when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings, trading for a security is restricted or halted or a significant event occurs after the close of a related exchange but before the determination of a Fund’s NAV. In addition, changes in values in the US markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Funds’ fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the US market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Funds have retained an independent statistical fair value pricing service to assist in the fair valuation of securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which Fund shares are priced.

The use of fair value pricing by a Fund may cause the NAV of its shares to differ from the NAV that would be calculated using last reported prices. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which particular fair values were used in determining a Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Board has adopted procedures for valuing the Funds’ securities. Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board of Trustees of the Funds at the next regularly scheduled quarterly meeting of the Board.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

■	shareholder services’ close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or
■	the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder services.

The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Funds invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. Therefore, the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem its shares.

Distributions
The International All Cap Equity Fund intends to pay substantially all of its net income (including any net realized gains) to shareholders at least annually. The Strategic Income Fund intends to declare dividends of all or a portion of its net investment income monthly. Dividends and distributions may be payable monthly in cash or additional shares, with the option to receive cash in lieu of the shares. Each Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit each Fund to maintain a more stable level of distributions. As a result, the dividend paid by each Fund to

Other Information

shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Funds are not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, a Fund is required to distribute substantially all of its net investment income for each year. All or substantially all realized net capital gains, if any, will be distributed to a Fund’s shareholders at least annually. While a Fund will attempt to maintain a stable level of distributions, a Fund will still attempt to comply with Subchapter M of the Code.

See “Investor Services and Programs — Distribution Options” for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Funds, in shares of another Henderson Global Fund or received in cash.

The yield on the Strategic Income Fund’s shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund’s investment in portfolio securities, the securities comprising the Fund’s portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of leverage by the Fund, the Fund’s nets assets and its operating expenses. Consequently, the Strategic Income Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on the Fund’s shares.

Undeliverable Distributions

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned as “undeliverable” or remains uncashed for six months, a Fund may cancel the check and reinvest the proceeds in the Fund. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in Fund shares of the same class.

Federal Income Tax Considerations

The following discussion is very general and is limited solely to US federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in a Fund may have on your particular tax situation.

Taxability of Distributions. As long as a Fund qualifies for treatment as a regulated investment company under the Code, it pays no federal income tax on the income or gains it distributes to shareholders.

Holders of Class A, Class B, Class C and Class I shares (other than tax-exempt holders such as qualified retirement plans) will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions they receive from a Fund, whether they take the distributions in cash or reinvest them in additional shares. Distributions of any net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” are taxable at ordinary income tax rates. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated as net capital gain dividends are taxable for federal income tax purposes as long-term capital gains, which are currently taxable to non-corporate investors at a maximum federal income tax rate of 15%. Unless Congress enacts legislation providing otherwise, the maximum long-term capital gain rate for non-corporate investors will increase to 20% for taxable years beginning after December 31, 2012. For taxable years beginning on or before December 31, 2012, distributions designated as “qualified dividend income” are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Dividends received by a Fund from most real estate investment trusts and certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund. Unless extended by future legislation, the favorable treatment of qualified dividend income will expire for taxable years beginning after December 31, 2012. Dividends paid in January may be taxable as if they had been paid to shareholders during the previous December.

The Internal Revenue Service (IRS) Form 1099 that is mailed to you each year details your distributions and how they are treated for federal income tax purposes, including the amount, if any, of dividends that may be designated as qualified dividend income.

Fund distributions will reduce a Fund’s NAV per share. Therefore, if you buy shares after a Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

A Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If a Fund is eligible for and makes this

Other Information

election, you will be required to include your share of those taxes in gross income as a distribution from that Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as a qualified retirement plan, will not generally benefit from such a deduction or credit.

As discussed under “Fund Summary-Principal Risks of Investing in the Fund,” high rates of portfolio turnover will result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Funds. Any distributions resulting from such net short-term capital gains will be considered ordinary income for federal income tax purposes and will not be eligible for treatment as qualified dividend income.

Withholding. Each Fund is required in certain circumstances to apply backup withholding at the rate of 28% (31% for amounts paid after December 31, 2012) on dividends and redemption proceeds paid to any shareholder who does not furnish to the applicable Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the US, the applicable Fund will generally withhold US federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable income tax treaty if you supply the appropriate documentation to the applicable Fund. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds’ Account Application for additional information regarding backup withholding of federal income tax.

Taxability of Transactions. When you redeem, sell or exchange shares, it is generally considered a taxable event for you, unless you are a tax-exempt holder of Fund shares, such as a qualified retirement plan. Depending on the type of account in which you hold shares of a Fund, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss. You are responsible for any tax liabilities generated by your transactions.

Unique Nature of The Funds
Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Funds, and which may be managed by the Funds’ portfolio managers. While a Fund may have many similarities to these other funds, its investment performance will differ from the other funds’ investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

Provision of Annual and Semi-Annual Reports and Prospectus
The Funds produce financial reports every six months and updates the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Funds’ annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Funds’ records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent registered public accounting firm. The independent registered public accounting firm’s report, along with each Fund’s financial statements, are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337).

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:				Less distributions:

	Net asset value, beginning of period	Net investment income (c)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
International All Cap Equity Fund
Class A
Year Ended 12/31/2011	$8.89	0.08		(1.70)	(1.62)	(0.25)	(0.03)	(0.28)
Period Ended 12/31/2010(a)	8.89	0.00		0.00	0.00	0.00	0.00	0.00
Class C
Year Ended 12/31/2011	$8.89	0.00	*	(1.59)	(1.59)	(0.26)	(0.03)	(0.29)
Period Ended 12/31/2010(a)	8.89	0.00		0.00	0.00	0.00	0.00	0.00
Class I
Year Ended 12/31/2011	$8.89	0.14		(1.74)	(1.60)	(0.30)	(0.03)	(0.33)
Year Ended 12/31/2010	7.89	0.04		1.04	1.08	(0.08)	0.00	(0.08)
Year Ended 12/31/2009	5.67	0.00	*	2.23	2.23	(0.01)	0.00	(0.01)
Period Ended 12/31/2008(b)	10.00	0.11		(4.13)	(4.02)	(0.31)	0.00	(0.31)

(a)	Class A & Class C commenced operations on December 31, 2010.
(b)	The Fund commenced operations on January 31, 2008.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

Financial Highlights

			Ratios to average net assets:
Redemption fees	Net asset value, end of period	Total return (d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A	$6.99	(18.22)%	$82	1.39%	1.02%	1.96%	70%
0.00%	8.89	0.00	10	0.00	0.00	0.00	57

N/A	$7.01	(17.84)%	$103	2.14%	0.03%	4.03%	70%
0.00%	8.89	0.00	10	0.00	0.00	0.00	57

N/A	$6.96	(18.04)%	$31,961	1.12%	1.59%	1.19%	70%
0.00%	8.89	13.74	133,233	1.10	0.49	1.14	57
0.00 *	7.89	39.26	69,501	1.15	0.03	2.31	64
0.00	5.67	(40.15)	1,779	1.15	1.36	6.40	114

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Return of capital	Total distributions
Strategic Income Fund
Class A
Year Ended 12/31/2011	$8.82	0.44	(0.43)	0.01	(0.37)	0.00	(0.07)	(0.44)
Year Ended 12/31/2010	8.44	0.46	0.38	0.84	(0.33)	0.00	(0.13)	(0.46)
Period Ended 12/31/2009(a)	7.60	0.21	0.83	1.04	0.00	0.00	(0.20)	(0.20)
Year Ended 7/31/2009	9.45	0.63	(1.78)	(1.15)	(0.70)	0.00	0.00	(0.70)
Year Ended 7/31/2008	10.87	0.71	(1.37)	(0.66)	(0.76)	0.00	0.00	(0.76)
Year Ended 7/31/2007	10.78	0.66	0.08	0.74	(0.65)	0.00	0.00	(0.65)
Class B
Year Ended 12/31/2011	$8.83	0.38	(0.43)	(0.05)	(0.32)	0.00	(0.06)	(0.38)
Year Ended 12/31/2010	8.46	0.40	0.37	0.77	(0.29)	0.00	(0.11)	(0.40)
Period Ended 12/31/2009(a)	7.61	0.19	0.84	1.03	0.00	0.00	(0.18)	(0.18)
Year Ended 7/31/2009	9.44	0.56	(1.75)	(1.19)	(0.64)	0.00	0.00	(0.64)
Year Ended 7/31/2008	10.84	0.64	(1.36)	(0.72)	(0.68)	0.00	0.00	(0.68)
Year Ended 7/31/2007	10.76	0.57	0.07	0.64	(0.56)	0.00	0.00	(0.56)
Class C
Year Ended 12/31/2011	$8.79	0.37	(0.43)	(0.06)	(0.32)	0.00	(0.06)	(0.38)
Year Ended 12/31/2010	8.41	0.40	0.38	0.78	(0.29)	0.00	(0.11)	(0.40)
Period Ended 12/31/2009(a)	7.59	0.19	0.81	1.00	0.00	0.00	(0.18)	(0.18)
Year Ended 7/31/2009	9.45	0.57	(1.79)	(1.22)	(0.64)	0.00	0.00	(0.64)
Year Ended 7/31/2008	10.86	0.64	(1.37)	(0.73)	(0.68)	0.00	0.00	(0.68)
Year Ended 7/31/2007	10.78	0.57	0.07	0.64	(0.56)	0.00	0.00	(0.56)
Class I
Period Ended
12/31/2011(e)	$9.06	0.29	(0.66)	(0.37)	(0.27)	0.00	(0.05)	(0.32)

(a)	The Henderson Strategic Income Fund changed its fiscal year end from July 31 to December 31 in 2009.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Amount represents less than $0.01.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(e)	Class I commenced operations on April 29, 2011.

Financial Highlights

			Ratios to average net assets:
Redemption fees	Net asset value, end of period	Total return (d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

N/A	$8.39	0.06%	$17,210	1.20%	5.04%	1.51%	41%
0.00(d)	8.82	10.17	28,171	1.30	5.30	1.54	38
0.00(d)	8.44	13.82	35,656	1.30	6.19	1.63	11
0.00(d)	7.60	(10.71)	28,905	1.30	8.69	1.62	53
0.00(d)	9.45	(6.47)	64,687	1.30	6.87	1.45	41
0.00	10.87	6.71	39,470	1.30	5.89	1.77	73

N/A	$8.40	(0.69)%	$7,412	1.94%	4.29%	2.27%	41%
0.00(d)	8.83	9.21	8,537	2.05	4.55	2.29	38
0.00(d)	8.46	13.59	7,824	2.05	5.44	2.38	11
0.00(d)	7.61	(11.23)	6,325	2.05	8.02	2.37	53
0.00(d)	9.44	(7.00)	5,789	2.05	6.13	2.20	41
0.00	10.84	5.93	5,003	2.05	5.17	2.52	73

N/A	$8.35	(0.80)%	$22,244	1.94%	4.29%	2.26%	41%
0.00(d)	8.79	9.39	26,997	2.05	4.55	2.29	38
0.00(d)	8.41	13.22	30,152	2.05	5.45	2.38	11
0.00(d)	7.59	(11.55)	28,513	2.05	7.96	2.37	53
0.00(d)	9.45	(7.09)	62,906	2.05	6.17	2.20	41
0.00	10.86	5.92	29,752	2.05	5.11	2.52	73

N/A	$8.37	(4.10)%	$1,885	0.85%	5.16%	1.25%	41%

More information about the Fund is available free upon request, including the following:

Annual/Semi-Annual Reports

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Funds. Additional information about the Funds’ investments is available in the Funds’ semi-annual and annual reports. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information

Provides more details about each Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).

You can make inquiries and request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

To Obtain Information:

By telephone

Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON (or 866.443.6337) for other services.

By mail
Write to:
Henderson Global Funds
P.O. Box 8391
Boston, MA 02266-8391

By overnight delivery to
Boston Financial Data Services
c/o Henderson Global Funds
30 Dan Road
Canton, MA 02021-2809
866.3HENDERSON (or 866.343.6337)

On the Internet
You may also find more information about the Funds on the Internet at http://www.hendersonglobalinvestors.com/funddocuments, including copies of the Statement of Additional Information and annual and semi-annual reports. This website is not considered part of the Prospectus.

You can also obtain information about the Funds and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

By mail
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520
(The SEC charges a fee to copy documents.)

By electronic request
publicinfo@sec.gov (The SEC charges a fee to copy documents.)

In person
Public Reference Room in Washington, DC
(For more information and hours of operation, call (202) 551-8090.)

Via the internet
on the EDGAR Database at http://www.sec.gov

SEC file number: 811-10399